UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 30, 2010

Finlay Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25716	13-3492802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Fifth Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 661-7803

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item7.01.	Regulation FD Disclosure

On March 30, 2010, Finlay Enterprises, Inc. (the “Registrant”) and a wholly-owned subsidiary of the Registrant, Finlay Fine Jewelry Corporation (together with the Registrant, the “Debtors”) filed their unaudited monthly operating report for the fiscal month ended February 27, 2010 (the “Monthly Operating Report”), with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (In re Finlay Enterprises Inc., Case No. 09-14873 (JMP)). A copy of the Monthly Operating Report is contained in the attached Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Financial and Operating Data

The Registrant cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Registrant. The Monthly Operating Report has been prepared solely for the purpose of complying with the Operating Guidelines and Reporting Requirements for Debtors in Possession and Trustees (Revised 2/1/08) established by the Office of the United States Trustee for the Southern District of New York in accordance with 28 U.S.C. § 586(a)(3). The Monthly Operating Reports is limited in scope and only covers a limited time period.

The financial statements in the Monthly Operating Report were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Monthly Operating Report presents condensed financial information of the Debtors.

There can be no assurance that, from the perspective of an investor or potential investor in the Registrant’s securities, the Monthly Operating Report is complete. The Monthly Operating Report may be subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Registrant’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Registrant’s financial condition or operating results for the period that would be reflected in the Registrant’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results.

The Monthly Operating Report and additional information about the Registrant’s filing under chapter 11 of title 11 of the United States Code, including access to court documents and other general information about the chapter 11 cases, are available online at the Registrant’s case administration website located at http://chapter11.epiqsystems.com/finlay.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Finlay Enterprises, Inc. Monthly Operating Report for the fiscal month ended February 27, 2010, filed with the United States Bankruptcy Court for the Southern District of New York.

Forward-Looking Statements

This Form 8-K may contain “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expects,” “believes”, “may” and similar expressions are used to identify these forward-looking statements. Such forward-looking statements are based on the Registrant’s current expectations and beliefs, are not a guarantee of future performance and involve known and unknown risks, uncertainties and other factors. Actual results, performances or achievements may differ materially from those contained in, or implied by, these forward-looking statements, depending upon a variety of factors including, in particular, the risks and uncertainties described in the Registrant’s filings with the Securities and Exchange Commission. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include, without limitation: (i) the Registrant’s ability to obtain court approval with respect to motions in the chapter 11 proceedings; (ii) Bankruptcy Court rulings in the chapter 11 cases and the outcome of the proceedings in general; (iii) risks associated with third party motions in the chapter 11 proceedings, and (iv) the impact of uncertainties of litigation as well as other risks described under “Risk Factors” and elsewhere in the Registrant’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Registrant undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this Form 8-K does not constitute an admission by the Registrant or any other person that the events or circumstances described in such statement are material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY ENTERPRISES, INC.

Date: March 30, 2010
	By:	/s/ Bruce E. Zurlnick
Bruce E. Zurlnick
Senior Vice President, Treasurer and Chief Financial Officer

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